UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report July 26, 2011
HCA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-11239 (Commission File Number)	27-3865930 (IRS Employer Identification No.)

One Park Plaza, Nashville, Tennessee (Address of principal executive offices)	37203 (Zip Code)
Registrant’s telephone number, including area code: (615) 344-9551
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-23.1
EX-99.1
EX-99.2
EX-99.3
EX-99.4

Explanatory Note: Concurrent with the filing of this Form 8-K, HCA Holdings, Inc. (the “Company”) is filing a registration statement on Form S-3 relating to a shelf registration of debt securities. Because the registration statement on Form S-3 incorporates by reference the Company’s Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Consolidated Financial Statements and Notes to Consolidated Financial Statements as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008 and Executive Compensation (collectively, the “2010 Consolidated Financial Statements and Related Financial Data”), the Company is required to update the 2010 Consolidated Financial Statements and Related Financial Data to reflect the events described below.
Item 8.01 Other Events.
The supplemental information included in this Form 8-K provides changes to prior disclosures included in our annual report on Form 10-K for the year ended December 31, 2010 (the “2010 Form 10-K”) related to all common share and per common share amounts in the 2010 Consolidated Financial Statements and Related Financial Data and the segment results and disclosures as contained in Note 4 — Impairments of Long-lived Assets and Note 14 — Segment and Geographic Information to the audited consolidated financial statements. The supplemental information should be read in conjunction with the 2010 Form 10-K, which was filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2011.
On February 16, 2011, the Company’s Board of Directors approved an increase in the number of authorized shares to 1,800,000,000 shares of common stock and a 4.505-to-one split of the Company’s issued and outstanding common stock. The increase in the authorized shares and the stock split became effective on March 9, 2011. All common share and per common share amounts in the Company’s 2010 Consolidated Financial Statements and Related Financial Data have been updated to reflect the 4.505-to-one split.
During February 2011, the Company reorganized its operations into three geographically organized groups: the National, Southwest and Central Groups. This reorganization had no effect on the 2010 Consolidated Financial Statements and Related Financial Data, except for Note 4 — Impairments of Long-lived Assets and Note 14 — Segment and Geographic Information of the Notes to Consolidated Financial Statements, which have been updated to reflect the reorganization.
All other items of the 2010 Form 10-K not presented herein remain unchanged. Accordingly, this current report on Form 8-K does not reflect events occurring after the filing of the 2010 Form 10-K, except as disclosed in Note 18 in the Notes to Consolidated Financial Statements included in Exhibit 99.3 and should be read in conjunction with the 2010 Form 10-K and the filings made with the SEC subsequent to the filing of the 2010 Form 10-K. The Company has not updated matters in the 2010 Form 10-K except to the extent expressly provided above. Set forth in Exhibits 99.1, 99.2, 99.3 and 99.4 are the Company’s Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Financial Statements and Supplementary Data and Executive Compensation, respectively, for the years presented in the 2010 Form 10-K, each updated to reflect the items outlined above.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit
Exhibit 23.1	Consent of Ernst & Young LLP.

Exhibit 99.1	Updated Item 6 — Selected Financial Data to the Company’s annual report on Form 10-K for the year ended December 31, 2010.

Exhibit 99.2	Updated Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations to the Company’s annual report on Form 10-K for the year ended December 31, 2010.

Exhibit 99.3	Updated Item 8 — Financial Statements and Supplementary Data to the Company’s annual report on Form 10-K for the year ended December 31, 2010.

Exhibit 99.4	Updated Item 11 — Executive Compensation to the Company’s annual report on Form 10-K for the year ended December 31, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HOLDINGS, INC. (Registrant)
By:	/s/ R. Milton Johnson
R. Milton Johnson
President and Chief Financial Officer

Date: July 26, 2011

INDEX TO EXHIBITS

Exhibit Number	Exhibit
Exhibit 23.1	Consent of Ernst & Young LLP.

Exhibit 99.1	Updated Item 6 — Selected Financial Data to the Company’s annual report on Form 10-K for the year ended December 31, 2010.

Exhibit 99.2	Updated Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations to the Company’s annual report on Form 10-K for the year ended December 31, 2010.

Exhibit 99.3	Updated Item 8 — Financial Statements and Supplementary Data to the Company’s annual report on Form 10-K for the year ended December 31, 2010.

Exhibit 99.4	Updated Item 11 — Executive Compensation to the Company’s annual report on Form 10-K for the year ended December 31, 2010.